FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2018
FINANCIAL RISK MANAGEMENT
20.	FINANCIAL RISK MANAGEMENT

The Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework and reviews the Company’s policies on an ongoing basis.

The Company is exposed to certain financial risks, including credit risk, liquidity risk, and market risks such as currency risk, interest rate risk, and commodity price risk.

(a)	Credit risk

Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. The Company's exposures to credit risk arise from our cash and short-term investments, trade accounts receivable, and loan receivable. Lesser exposures arise from our holdings of marketable securities, and from other receivables.

The risk is assessed by performing an aging analysis of our trade receivables, and through the review of credit ratings of the counterparties with which we do business.

We manage such credit risks by diversifying our bank deposits, and placing our funds only in large Canadian and Mexican financial institutions. Our investments are subject to internal investment guidelines and they mature at various dates but rarely in excess of one year.

All of our concentrate sales are to large international metals trading companies and/or smelters which have done business in Mexico for many years. The Company typically receives provisional payments, within days after delivery, of up to 95% of the value of each shipment. The Company historically has not had difficulty collecting receivables from its customers, nor have customers defaulted on any payments.

The aging of trade receivables from concentrate sales is as follows:

	December 31, 2018	December 31, 2017
0 to 30 days	$2,572	$4,154
31 to 60 days	455	801
61 to 90 days	(99)	2,170
over 90 days	11	554
	$2,939	$7,679

The loan receivable is comprised of a loan advance to Beadell, the entity that the Company has agreed to acquire (note 7 and 21(b)), to support its general working capital requirements. The Company managed its credit risk exposure by requiring Beadell to prepay any outstanding principal balance of the loan with the full amount of any proceeds of PIS (Programas de Integração Social e de Formação do Patrimônio do Servidor Público) and COFINS (Contribuição para o Financiamento da Seguridade Social) tax refunds, immediately upon receipt of such proceeds.

There has been no notable change in the Company's approach to credit risk management since the prior year.

(b)	Liquidity risk:

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company's exposure to liquidity risk arises from its trade and other payables. We regularly prepare rolling cash flows to identify and assess such liquidity risks.

We manage our liquidity risk by preparing annual budgets for approval by the Board and preparing cash flow and liquidity forecasts on a quarterly basis.

There has been no notable change in the Company's approach to liquidity risk management since the prior year.

(c)	Currency risk

Currency risk is the risk that foreign exchange rates will fluctuate significantly from expectations. The Company's exposure to currency risk arises from its operations in Canada, Mexico and Peru, where payments to vendors and employees are often in local currency, yet substantially all of the Company's revenues are realized in US dollars. Further, the Company holds a portion of its cash in currencies other the US dollar.

To manage this risk, the Company holds as small of an amount as practical in foreign currencies. To mitigate the Company’s exposure to changes in the Mexican peso, the Company may and has entered into forward currency contracts as it deems prudent. There are limits on the extent of such contracts, in excess of which Board approval is required.

There has been no notable change in the Company's approach to foreign currency risk management since the prior year.

For financial instruments denominated in foreign currencies as at December 31, 2018, a 10% change in the prevailing exchange rates as at December 31, 2018, with all other variables held constant, would have the following impact on the Company’s earnings:

Change in net income arising from:	Canadian dollars	Mexican pesos	Peruvian soles
10% appreciation of the USD against the currency	$(38)	$(2,206)	$214
10% depreciation of the USD against the currency	$62	$2,345	$(213)

The closing exchange rates for December 31, 2018 of MXN/USD of 19.657 (2017: 19.735), PEN/USD of 3.370 (2017: 3.244) and CAD/USD of 1.365 (2017: 1.259) were used in the above analysis.

(d)	Interest rate risk

Interest rate risk is the possibility that change in market interest rates will affect future cash flows. The Company is exposed to interest rate risk on its short-term deposits and cash and cash equivalents. The Company’s approach is to invest cash in savings accounts and guaranteed investment certificates at fixed and floating rates of interest over varying maturities. We manage this risk by monitoring changes in interest rates and by maintaining a relatively short duration for the Company's portfolio of cash equivalent securities. Many of these instruments can be immediately redeemed and those of a fixed term do not exceed one year.

There has been no notable change in the Company's approach to interest rate risk management since the prior year.

For interest-bearing financial instruments as at December 31, 2018, an increase or decrease in interest rate of 1% applied would increase or decrease net income and comprehensive income by $89.

(e)	Commodity price risk

The Company is subject to risk from fluctuations in the market prices of silver, gold, lead and zinc. Such fluctuations directly affect the Company's reported revenues.

The profitability of the Company’s operations is highly correlated to the market prices of these metals, as is the ability of the Company to develop its mineral properties and exploration and evaluation assets. The value of trade receivables at the reporting date also depends on changes in metal prices until finalization of sales prices per the contractual quotational period.

If metal prices decline for a prolonged period below the cost of production of the Company's mines, it may not be economically feasible to continue production.

The Company has a stated policy that it will not engage in long-term hedging of silver prices.

There has been no notable change in the Company's approach to commodity price risk management since the prior year.

For provisionally priced trade receivables, a 10% change in the prevailing commodity prices as at December 31, 2018, with all other variables held constant, would have the following impact on the Company’s earnings:

	10% change in silver	10% change in gold	10% change in lead	10% change in zinc
Change in net income	$740	$566	$123	$111